VAN KAMPEN UNIT TRUSTS, SERIES 722

                     Stanford Global Water Portfolio 2008-1

              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 20, 2007

   Notwithstanding anything to the contrary in the prospectus, Kelda Group PLC was acquired in a cash transaction and the stock of such company is no longer included in the portfolio of Stanford Global Water Portfolio 2008-1.

Supplement Dated:  February 14, 2008